Exhibit 10


AMENDMENT

This amendment is made to that Letter of Intent, dated November 28, 2005, previously executed by and between Premier BPO, Inc. ( "Premier"), Jump'n Jax, Inc. ("Jump'n Jax), Monarch Bay Capital, LLC ("Monarch Bay"),
 and Tryant, LLC ("Tryant").

It is mutually understood and agreed by and between the undersigned contracting parties to amend that previously executed agreement as follows:

Agreed that Paragraph E.  Termination is changed to read:

"The proposal set forth herein shall expire if this LOI has not been executed by Premier and delivered to us on or before 5:00 PDT on October 19, 2005 or if the Closing has not occurred by December 31, 2005."

All other terms and conditions that are not hereby amended are to remain in full force and effect.


                    TRYANT, LLC

                    /s/ Jeff D. Jenson
                    --------------------------
                    Managing Director


                    JUMP'N JAX, INC.

                    /s/ Lane Clissold
                    --------------------------
                    President

                    MONARCH BAY CAPITAL, LLC

                    /s/ David Walters
                    --------------------------
                    President


                    PREMIER BPO

                    /s/ Mark Briggs
                    --------------------------
                    Chairrnan and Chief Executive Officer